UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2020

IDEANOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	20-1778374
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

001-35561

(Commission File Number)

55 Broadway, 19th Floor, New York, NY 10006

(Address of principal executive offices) (Zip Code)

212-206-1216

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	IDEX	The Nasdaq Stock Market

Item 1.01	Entry into a Material Definitive Agreement

On June 5, 2020, the audit committee and the board of directors (the “Board”) of Ideanomics, Inc. (the “Company”) approved reducing the conversion price of the following debt to $0.59 per share in an effort to reduce the currently outstanding debt of the Company, contingent upon the immediate conversion of all such debt at $0.59 per share: (i) promissory note in the amount of $1,502,300, inclusive of outstanding interest, held by Sun Seven Stars Investment Group Limited, an affiliate of Mr. Bruno Wu, now convertible into 2,546,271 shares of common stock at $0.59 per share (the “Wu Note Common Stock”); (ii) advances to the Company in the amount of $1,585,900 made by affiliates of Mr. Bruno Wu, now convertible into 2,687,966 shares of common stock at $0.59 per share (the “Wu A/P Common Stock”); and (iii) promissory note in the amount of $3,000,000, inclusive of outstanding interest, held by Mr. Shane McMahon now convertible into 5,084,746 shares of common stock at $0.59 per share (the “McMahon Common Stock, referred to collectively herein with the Wu Note Common Stock and the Wu A/P Common Stock as the “Common Stock”). Mr. Wu is the Executive Chairman of the Company and Mr. McMahon is a member of the Board. The note amendments as described in the forgoing is not purported to be complete and is qualified by reference to the complete text of such amendment which will be filed as an exhibit to a form 10-Q of the company as required.

Item 3.02	Unregistered Sales of Equity Securities.

The information pertaining to the salof shares of the Common Stock discussed in Item 1.01 of this Form 8-K is incorporated herein by reference in its entirety.

The Company issued the shares of its Common Stock in reliance on exemptions from registration provided by Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D promulgated thereunder and/or Regulation S under the Securities Act.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ideanomics, Inc.

Date: June 5, 2020	By:	/s/ Alfred Poor
Alfred Poor
Chief Executive Officer